


                                                                    EXHIBIT 21.1

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

                                                         STATE OR OTHER
                                                         JURISDICTION OF             IRS EMPLOYER
EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS             INCORPORATION OR           IDENTIFICATION
                 CHARTER                                  ORGANIZATION                  NUMBER
--------------------------------------------             ----------------           --------------
Lamar Media Corp.                                             Delaware                72-1205791
Lamar Advertising Company                                     Delaware                72-1449411
American Signs, Inc.                                         Washington               91-1642046
Canadian TODS Limited                                    Nova Scotia, Canada             N/A
Colorado Logos, Inc.                                          Colorado                84-1480715
Delaware Logos, L.L.C.                                        Delaware                51-0392715
Florida Logos, Inc.                                            Florida                65-0671887
Hardin Development Corporation                                 Florida                59-3194679
Kansas Logos, Inc.                                             Kansas                 48-1187701
Kentucky Logos, LLC                                           Kentucky                62-1839054
Lamar Advertising of Colorado Springs, Inc.                   Colorado                72-0931093
Lamar Advertising of Kentucky, Inc.                           Kentucky                61-1306385
Lamar Advertising of Michigan, Inc.                           Michigan                38-3376495
Lamar Advertising of South Dakota, Inc.                     South Dakota              46-0446615
Lamar Advertising of Youngstown, Inc.                         Delaware                23-2669670
Lamar Air, L.L.C.                                             Louisiana               72-1277136
Lamar Electrical, Inc.                                        Louisiana               72-1392115
Lamar OCI North Corporation                                   Delaware                38-2885263
Lamar OCI South Corporation                                  Mississippi              64-0520092
Lamar Pensacola Transit, Inc.                                  Florida                59-3391978
Lamar Tennessee, L.L.C.                                       Tennessee               72-1309007
Lamar Texas General Partner, Inc.                             Louisiana               72-1309003
Lamar Texas Limited Partnership                                 Texas                 72-1309005
Michigan Logos, Inc.                                          Michigan                38-3071362
Minnesota Logos, Inc.                                         Minnesota               41-1800355
Missouri Logos, LLC                                           Missouri                72-1485587
Nebraska Logos, Inc.                                          Nebraska                72-1137877
Nevada Logos, Inc.                                             Nevada                 88-0373108
New Mexico Logos, Inc.                                       New Mexico               85-0446801
Ohio Logos, Inc.                                                Ohio                  72-1148212
Outdoor Promotions West, LLC                                  Delaware                22-3598746
Parsons Development Company                                    Florida                59-3500218
Revolution Outdoor Advertising, Inc.                           Florida                59-3418650
South Carolina Logos, Inc.                                 South Carolina             58-2152628
Tennessee Logos, Inc.                                         Tennessee               62-1649765
Texas Logos, L.P.                                               Texas                 72-1490894
TLC Properties II, Inc.                                         Texas                 72-1336624
TLC Properties, Inc.                                          Louisiana               72-0640751
TLC Properties, L.L.C.                                        Louisiana               72-1417495
Transit America Las Vegas, L.L.C.                             Delaware                88-0386243
Triumph Outdoor Holdings, LLC                                 Delaware                13-3990438
Lamar Transit Advertising of New Orleans, LLC                 Delaware                52-2122268
Triumph Outdoor Rhode Island, LLC                             Delaware                05-0500914
Utah Logos, Inc.                                                Utah                  72-1148211
Virginia Logos, LLC                                           Virginia                62-1839208
The Lamar Company, L.L.C.                                     Louisiana               72-1462298
Lamar Advertising of Penn, LLC                                Delaware                72-1462301
Lamar Advertising of Louisiana, L.L.C.                        Louisiana               72-1462297

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

                                                         STATE OR OTHER
                                                         JURISDICTION OF             IRS EMPLOYER
EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS             INCORPORATION OR           IDENTIFICATION
                 CHARTER                                  ORGANIZATION                  NUMBER
--------------------------------------------             ----------------           --------------
Lamar Florida, Inc.                                            Florida                72-1467178
Lamar Advan, Inc.                                           Pennsylvania              25-1736076
Lamar Advertising of Iowa, Inc.                                 Iowa                  42-1474840
Lamar T.T.R., L.L.C.                                           Arizona                86-0928767
Lamar Central Outdoor, Inc.                                   Delaware                76-0637519
Lamar Advantage GP Company, LLC                               Delaware                72-1490891
Lamar Advantage LP Company, LLC                               Delaware                76-0637519
Lamar Advantage Outdoor Company, L.P.                         Delaware                74-2841299
Lamar Advantage Holding Company                               Delaware                76-0619569
Lamar Oklahoma Holding Company, Inc.                          Oklahoma                73-1474290
Lamar Advertising of Oklahoma, Inc.                           Oklahoma                73-1178474
Lamar Benches, Inc.                                           Oklahoma                73-1524386
Lamar I-40 West, Inc.                                         Oklahoma                73-1498886
Georgia Logos, L.L.C.                                          Georgia                72-1469485
Mississippi Logos, L.L.C.                                    Mississippi              72-1469487
New Jersey Logos, L.L.C.                                     New Jersey               72-1469048
Oklahoma Logos, L.L.C.                                        Oklahoma                72-1469103
Interstate Logos, L.L.C.                                      Louisiana               72-1490893
LC Billboard L.L.C.                                           Delaware                63-1692342
Lamar Ohio Outdoor Holding Corp.                                Ohio                  34-1597561
Outdoor Marketing Systems, Inc.                             Pennsylvania              23-2659279
Outdoor Marketing Systems, LLC                              Pennsylvania              23-2659279
Lamar Advertising Southwest, Inc.                              Nevada                 85-0113644
Lamar DOA Tennessee Holdings, Inc.                            Delaware                41-1991164
Lamar DOA Tennessee, Inc.                                     Delaware                41-1882464
Maine Logos, L.L.C.                                             Maine                 72-1492985
Trans West Outdoor Advertising, Inc.                         California               33-0825978
Rador, Inc.                                                 Massachusetts             04-2012365
Lamar Delite Ohio, Inc.                                       Delaware                41-1991167
Delite Outdoor Advertising of Ohio, Inc.                      Delaware                41-1885686
Advantage Outdoor Advertising, Inc.                            Georgia                58-2384961
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